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                                                                   Exhibit 10.45


                              GUARANTY AGREEMENT
                              ------------------

     This Guaranty Agreement (this "Guaranty") is made as of this 21st day of August, 2000 by STAR SCIENTIFIC, INC., a corporation organized under the laws of the State of Delaware, the "Guarantor," for the benefit of BROWN & WILLIAMSON TOBACCO CORPORATION, a corporation organized under the laws of the State of Delaware, the "Lender".

                                   RECITALS:

     Guarantor, Lender and Star Tobacco and Pharmaceuticals, Inc., a Virginia corporation ("Star Tobacco") have entered into a Restated Loan Agreement of like date with this Guaranty, whereby Lender will make a $4,950,000 loan to Star Tobacco upon the terms and conditions set forth therein (the "Restated Loan Agreement").

     The execution and delivery by the Guarantor of this Guaranty is a material condition precedent to Lender's obligations to enter into the Restated Loan Agreement and to make the Credit Facility C Advance. Guarantor will derive substantial benefit from the Credit Facility C Advance to its wholly-owned subsidiary. Guarantor desires to induce Lender to enter into the Restated Loan Agreement, and it is in Guarantor's interest to guarantee the direct and primary Obligations of Star Tobacco to Lender arising under the Restated Loan Agreement.

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, Guarantor agrees as follows:

     1. Guarantor does hereby absolutely, unconditionally and irrevocably guarantee to Lender the due and punctual payment in full (and not merely the collectibility) and performance when due of the primary and direct Obligations of Star Tobacco, in each case when due and payable, whether at the stated maturity or by acceleration or otherwise, all according to the terms of Note C (collectively the "Note") and the other Loan Documents. Notwithstanding any contrary provision contained in this Guaranty, Guarantor and, by its acceptance hereof, Lender hereby confirms that it is the intention of such parties that the obligations of Guarantor under this Guaranty shall not constitute a fraudulent transfer or obligation for the purposes of the Bankruptcy Code and applicable state law, including any such state law based on the Uniform Fraudulent Transfer Act or the Uniform Fraudulent Conveyance Act. To effectuate the foregoing intention, Lender irrevocably agrees that the aggregate liability of Guarantor under this Guaranty shall in no event exceed, at any time, the lesser of (a) the Obligations and (b) the greater of (i) the aggregate amount from time to time received (directly or indirectly) by or for the account of Guarantor from the proceeds of the loans, advances or other financial accommodations from time to time made by Lender under the Loan Documents to or for the account of Star Tobacco minus the aggregate amount of all prior payments made by Guarantor
        -----
pursuant to this Guaranty and (ii) Maximum Amount (as hereinafter defined). As used herein, the term "Maximum Amount" shall be a sum equal to [***] of the Net Asset Value (as hereinafter defined) of Guarantor on the date hereof. As used herein, the term "Net Asset Value" means (x) the fair saleable value of the assets of Guarantor as of the date hereof minus (y) the total liabilities of Guarantor

Note: Redacted portions have been marked with [***]. The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

(including contingent liabilities, but excluding liabilities of Guarantor under the Loan Documents executed by Guarantor) as of the date hereof. Guarantor's liability hereunder only relates to the Obligations of Star Tobacco arising under the Loan Documents.

     2. Guarantor expressly agrees that Lender may, in its sole and absolute discretion, without notice to or further assent of Guarantor and without in any way releasing, affecting or impairing the obligations and liabilities of Guarantor hereunder:
          (a) waive compliance with, or any defaults under, or grant any other indulgences with respect to the Note and any of the other Loan Documents;

          (b) with any necessary agreement of any other party to any such agreement, modify, amend, or change any provisions of the Note or any of the other Loan Documents;

          (c) grant extensions or renewals of, or with respect to the Note and the Loan Documents and effect any release, compromise or settlement in connection with the Note and the Loan Documents;

          (d) agree with Star Tobacco to the substitution, exchange, release or other disposition of all or any part of the security and other property covered by the Loan Documents or any instrument delivered pursuant thereto;

          (e) deal in all respects with Star Tobacco or the then-owner of the security or any other party to the Loan Documents as if this Guaranty Agreement were not in effect.

The obligations of the Guarantor under this Guaranty shall be unconditional, irrespective of the genuineness, validity, regularity or enforceability of the Note and the Loan Documents and any security given therefor or in connection therewith or any other circumstances which might otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor further agrees that the disability, bankruptcy, insolvency or dissolution of Star Tobacco hereafter existing or occurring (even though rendering the Note void or unenforceable or uncollectible as against Star Tobacco) shall not impair, affect, or release the liability of Guarantor hereunder.

     4. The liability of Guarantor under this Guaranty shall be primary, direct, immediate and not conditional or contingent upon pursuit by Lender of any remedies it may have against Star Tobacco, its successors and assigns, with respect to the Note and the Loan Documents whether pursuant to the terms thereof or by law. Guarantor waives presentment, protest, demand, notice of dishonor, and all other notices (other than the notices required under the terms of the Note) and all defenses and pleas on the ground of any extension of the times of payment or the due date of the Note (other than extensions granted in writing by Lender). Guarantor hereby authorizes Lender, without notice or demand and without affecting Guarantor's liability hereunder, from time to time to: (a) change or extend the time, or manner, or payment of the Note; (b) change any of the terms, covenants, conditions or provisions of the Note and/or other Loan Documents; (c) transfer, assign or negotiate the Note and transfer or assign the Loan Documents; (d) take and hold additional security for the

                                      -2-
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payment of the Note or the performance of the Loan Documents, and exchange, enforce, waive and release any such security; (e) release all or part of the Collateral whether in accordance with any partial release provision to which Lender may agree or otherwise as Lender may determine in its discretion; (f) apply the Collateral to the payment of the Note and direct the order or manner of sale thereof as Lender may determine in its discretion; (g) proceed against Star Tobacco or Guarantor on the Note without first foreclosing under any of the Security Documents or proceeding under any other Loan Documents; (h) accept a conveyance of all or part of the Collateral in partial satisfaction of the indebtedness due under the Note and proceed against Star Tobacco or Guarantor for the balance then due thereunder; (i) accept one or more substitute properties to replace any portion of the Collateral which might, at Lender's option, be released from the Loan Documents; (j) discharge or release any parties liable under the Loan Documents; (k) accept or make compositions or other arrangements or file or refrain from filing a claim in any bankruptcy proceeding of or affecting Star Tobacco or Guarantor or the property of any of them; or (l) credit payments in such manner and order of priority to principal, interest or other obligations as Lender may determine in its discretion.

     By executing this Guaranty, Guarantor, freely, irrevocably and unconditionally:

          (a) agrees that Guarantor will be fully liable under this Guaranty even though Lender may foreclose judicially or nonjudicially against the any portion of the Collateral;

          (b) waives presentment, demand, protest, notice of protest, notice of dishonor and notice of non-payment and notice of acceptance of this Guaranty;

          (c) waives the right, if any, to the benefit of, or to direct the application of, any security held by Lender, including, without limitation, the Collateral described in the various Loan Documents; and, until all the indebtedness and obligations, payment and performance of which are guaranteed by this Guaranty, have been paid and performed in full, any right to enforce any remedy which Lender now has or hereafter may have against Star Tobacco, and any right to participate in any security now or hereafter held by Lender;

          (d) waives the right to require Lender to proceed against Star Tobacco, to proceed against the Collateral, or to proceed against any other security now or hereafter held by Lender or to pursue any other remedy in Lender's power;

          (e) waives any other defenses arising out of the absence, impairment or loss of any right or reimbursement, contribution, indemnification or subrogation or other right or remedy of Guarantor against Star Tobacco or against any security resulting from the exercise or election of any remedy or remedies by Lender, including, without limitation, the exercise of the power of sale under the Star Tobacco, and any defense arising by reason of any disability or other defense of Star Tobacco or by reason of the cessation, from any cause, of the liability of Star Tobacco;

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          (f)  waives the benefit of or right to assert any statute of limitations affecting the liability of Guarantor under this Guaranty or the enforcement thereof to the extent permitted by law; any part payment by Star Tobacco or other circumstance which operates to toll any statue of limitations as to Star Tobacco shall also operate to toll the statue of limitations as to Guarantor;

          (g) waives the suretyship and other rights, benefits and defenses, if any, otherwise available to Guarantor under Virginia law, any rights, benefits or defenses resulting from alteration, impairment or suspension in any respect or by any means of any of Star Tobacco's obligations under the Loan Documents or any of Lender's rights or remedies under the Loan Documents without Guarantor's prior written consent; and

          (h) acknowledges and agrees that Lender is relying on the above waivers in entering into the Restated Loan Agreement and making the additional loans provided for therein, and that these waivers are a material part of the consideration which Lender is receiving for making the Loan.

  5. Any indebtedness of Star Tobacco now or later held by Guarantor is hereby subordinated to the indebtedness of Star Tobacco to Lender; and any such indebtedness of Star Tobacco to Guarantor, if Lender so requests, shall be collected, enforced, received and held by Guarantor as trustee for Lender on account of the indebtedness of Star Tobacco to Lender and without affecting the liability of Guarantor under this Guaranty.

  6. It is not necessary for Lender to inquire into the powers of Star Tobacco or of the officers, partners, joint venturers or agents, if any, acting or purporting to act on Star Tobacco's behalf, and any indebtedness or other obligation made or created in reliance upon the professed exercise of such powers shall be guarantied under this Guaranty.

  7. Guarantor agrees to pay all attorneys' fees and all other costs and expenses which may be incurred by Lender in the enforcement of this Guaranty on and after the occurrence and during the continuance of an Event of Default, including, without limitation, those incurred in connection with any case, action, proceeding, claim or otherwise under Chapters 7, 11 or 13 of Title 11 of the United States Code or under any successor statute thereto ("Bankruptcy Code") or any successor statute or statutes thereto whether the same be commenced or filed by Star Tobacco, Guarantor or any other person or entity.

  8. As used in this Guaranty, the term "Guarantor" shall also include any estate created by the commencement of a case under the Bankruptcy Code or under any other insolvency, bankruptcy reorganization or liquidation proceeding, or whether acting by any trustee under the Bankruptcy Code, liquidator, sequestrator or receiver of any person or entity comprising any Guarantor or of the property of any such person or entity or acting by similar person or entity duly appointed pursuant to any law generally governing any insolvency, bankruptcy, reorganization, liquidation, receivership or like proceeding.

     9. This Guaranty shall follow the Note and, if any of the Note is sold, transferred, assigned or conveyed by Lender as permitted under the terms of the Loan Documents and the Note, this Guaranty may be likewise sold, transferred, assigned or conveyed by Lender to the successor holder of the Note and, in such event, the successor holder of this Guaranty may enforce this Guaranty just as if the holder had been originally named as Lender under this Guaranty.

     10. If all or any portion of the obligations guaranteed under this Guaranty are paid or performed, the obligations of Guarantors under this Guaranty shall continue and shall remain in full force and effect in the event that all or any part of such payment or performance is avoided or recovered directly or indirectly from Lender as a preference, fraudulent transfer or otherwise under the Bankruptcy Code or any other federal and state laws, irrespective of (a) any notice of revocation given by Guarantor before such avoidance or recover, and (b) full payment and performance of all of the indebtedness and obligations evidenced and secured by the Loan Documents.

     11. No term or provision of this Guaranty may be changed, waived, revoked or amended without Lender's prior written consent. Should any term or provision of this Guaranty be determined by a court of competent jurisdiction to be unenforceable, all other terms and provisions of this Guaranty shall remain effective.

     12. This Guaranty embodies the entire agreement of Guarantor as to the matters set forth in this Guaranty, and supersedes all prior and contemporaneous agreements (whether oral or written) as to the matters set forth in this Guaranty. No course of prior dealing between Guarantor and Lender, no usage or trade, and no parole or extrinsic evidence of any nature shall be used to supplement, modify or vary any of the terms hereof. There are no conditions to the full effectiveness of this Guaranty.

     13. Anything herein or in the Note or any of the Loan Documents to the contrary notwithstanding, Lender at its option, may as to the Guarantor accelerate the indebtedness evidenced and secured by the Note and the Loan Documents in the event of: (i) the making by Guarantor of an assignment for the benefit of creditors; or (ii) the appointment of a trustee or receiver for Guarantor, or for any property of Guarantor; or (iii) the commencement of any proceeding by or against Guarantor under any bankruptcy, reorganization, arrangement, insolvency, readjustment, receivership or like law or statute if such proceedings shall remain undismissed for a period of sixty (60) days from date of commencement of same.

     14. All notices, requests, demands and other communications required or permitted under this Guaranty shall be in writing (which shall include notice by telex or facsimile transmission) and shall be deemed to have been duly made and received when personally served, or when delivered by United Parcel Service or a similar overnight courier service, expenses prepaid, or, if sent by telex, graphic scanning or other facsimile communications equipment, delivered by such equipment, addressed as set forth below:

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          (a)  If to Guarantor:

               Star Scientific, Inc.
               801 Liberty Way
               Chester, Virginia
               Attention:  Jonnie R. Williams
               Telecopier No.: (804) 530-9257

               with a copy (which shall not constitute notice) to:

               Paul, Hastings, Janofsky & Walker LLP
               1299 Pennsylvania Avenue, N.W., 10/th/ Fl.
               Washington, D.C. 20004
               Attention: Paul L. Perito, Esq.
               Telecopier No.: (202) 508-9700

               and

               Paul, Hastings, Janofsky & Walker LLP
               600 Peachtree Street, Suite 2300
               Atlanta, Georgia 30308
               Attention: W. Andrew Scott, Esq.
               Telecopier No.: (404) 815-2424

          (b)  If to Lender:

               Brown & Williamson Tobacco Corporation
               1500 Brown & Williamson Tower
               Louisville, Kentucky  40232
               Telecopier No.:  (502) 568-7107

               With a copy (which shall not constitute notice) to:

               Wiley, Rein & Fielding
               1776 K Street, N.W.
               Washington, D.C. 20006
               Attention:  Stuart F. Carwile
               Telecopier No.: (202) 719-0140

Any party may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section providing for the giving of notice.

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     15.  All rights and remedies afforded to Lender or any subsequent holder or assignee of the Note or any of the Loan Documents by reason of this Guaranty or any Loan Document are separate and cumulative and the exercise of one shall not in any way limit or prejudice the exercise of any other such rights or remedies. No delay or omission by Lender or any subsequent holder or assignee of the Note with respect to the Note or any Loan Document in exercising any such right or remedy shall operate as a waiver thereof. No waiver of any rights and remedies hereunder and no modification or amendment hereof shall be deemed made by Lender unless in writing and duly signed by Lender.

     16. Anything contained herein to the contrary notwithstanding, the liability of Guarantor and all of the duties and obligations of Guarantor under this Guaranty shall cease and terminate and be of no further force and effect upon full payment of all of the obligations of Star Tobacco pursuant to the Note and the other Loan Documents.

     17.  The Guarantor hereby acknowledges, represents and warrants that:

          (a) it has as reviewed, understood and approved all the terms and conditions of the Loan Documents and has been advised by competent and independent legal counsel of Guarantor's own choosing in connection with fully understanding the Loan Documents and this Guaranty, including, but not limited to, all of Guarantor's obligations hereunder and all of the waivers by Guarantor hereunder;

          (b) it has been advised by counsel in the negotiation, execution and delivery of this Guaranty;

          (c) Lender has no fiduciary relationship with or duty to Guarantor arising out of or in connection with this Guaranty or any of the other Loan Documents; and

          (d) no joint venture is created hereby or by any of the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby or thereby among the Lender, Guarantor, or any other party hereto or thereto.

     18. This Guaranty shall inure to the benefit of and be enforceable by Lender, its successors and permitted assigns, and shall be binding upon and enforceable against Guarantor and his estate.

     19. This Guaranty shall be construed under the laws of the Commonwealth of Virginia, without regard to its principles of conflicts of laws.

     20. Initially capitalized terms used herein and not defined herein shall have the meaning given to them in the Restated Loan Agreement. Guarantor acknowledges receipt of a copy of all of the Loan Documents.

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     21.  Waiver of Jury Trial.
          --------------------

     THE GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS GUARANTY AGREEMENT OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH. NEITHER THE GUARANTOR NOR ANY ASSIGNEE OF OR SUCCESSOR TO THE GUARANTOR, SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION OR PROCEDURE BASED UPON, OR ARISING OUT OF, THIS GUARANTY AGREEMENT OR ANY OF THE OTHER DOCUMENTS, INSTRUMENTS AND AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG THE PARTIES HERETO, OR ANY OF THEM.



                         [SIGNATURE ON FOLLOWING PAGE]

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                     SIGNATURE PAGE FOR GUARANTY AGREEMENT
                     -------------------------------------


     IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the date first above written.


                                        GUARANTOR:

                                        STAR SCIENTIFIC, INC.



_____________________________           By:______________________________
Witness                                 President



ACCEPTED:

BROWN & WILLIAMSON TOBACCO CORPORATION



By: _________________________
    Name:
    Title:

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